UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 7, 2011

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

Pursuant to the Registration Rights Agreement, dated as of October 12, 2010, by and among SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”), Reckson Operating Partnership, L.P. and and Citigroup Global Markets Inc., the Company is registering 4,020,354 shares of the its common stock, par value $0.01 per share, that may be sold from time to time by persons who receive such shares in exchange for the 3.00% Exchangeable Senior Notes due 2017 issued by SL Green OP, the Company’s operating partnership.  The shares of the Company’s common stock are being registered under the Company’s registration statement on Form S-3 (File No. 333-163914), as supplemented by the prospectus supplement (the “Prospectus Supplement”) filed January 7, 2011 with the Securities and Exchange Commission.

Attached hereto, and incorporated by reference to the Prospectus Supplement is the opinion of Venable LLP relating to the legality of the shares.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

5.1           Opinion of Venable LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

Date: January 7, 2011